FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 1999

                      INVESTORS FIRST-STAGED EQUITY, L.P.



             (Exact name of registrant as specified in its charter)


            Delaware                 0-14470                  36-3310965
     (State or other jurisdiction  (Commission              (I.R.S. Employer
           incorporation)          File Number)           Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina  29602
                    (Address of principal executive offices)


                        (Registrant's telephone number)
                                 (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold one of its investment properties, Serramonte Plaza, located in Daly City, California on December 16, 1999. Serramonte Plaza was sold to Strategic Acquisition Corporation, an unrelated party, for $20,089,000.

The General Partner is currently evaluating the cash requirements of the Partnership to determine what portion of the net proceeds, if any, would be available to distribute to the partners in the near future.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's annual report on Form 10-KSB for the year ended December 31, 1999.

(c)  Exhibits

10.1 Purchase and Sale Contract between Registrant and Strategic Acquisition Corporation, effective December 16, 1999.

10.2   First Amendment to Purchase and Sale Contract.

10.3   Second Amendment to Purchase and Sale Contract.

10.4   Third Amendment to Purchase and Sale Contract.

10.5   Fourth Amendment to Purchase and Sale Contract.

10.6   Fifth Amendment to Purchase and Sale Contract.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           INVESTORS FIRST-STAGED EQUITY L.P.

                            By: Maeril, Inc.
                                Its General Partner

                            By: /s/Patrick J. Foye
                                Patrick J. Foye
                                Executive Vice President

                         Date:  December 23, 1999